UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2004

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

(c)	On October 1, 2004, NCR Corporation (the “Company”) issued a press release announcing the acquisition of Kinetics, Inc., a privately-owned company based in Lake Mary, Florida, for $26 million.

Kinetics, Inc. is a leading provider of self-service solutions for the travel industry, including airline self-check-in, hotel self-check-in/check-out, quick-serve restaurant pre-order and self-service event ticketing. Kinetics will operate as a subsidiary of NCR, and its employees will remain with Kinetics.

A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number Description of Exhibit

99.1	Press Release dated October 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: October 1, 2004	By:	/s/ Peter J. Bocian
Peter J. Bocian
Senior Vice President and Chief Financial Officer

Index to Exhibit

Exhibit No.	Description
99.1	Press Release dated October 1, 2004.